UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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DISH Network Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! DISH NETWORK CORPORATION 9601 S. MERIDIAN BLVD. ENGLEWOOD, CO 80112 DISH NETWORK CORPORATION 2021 Annual Meeting Vote by April 29, 2021 11:59 PM ET You invested in DISH NETWORK CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 30, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 18, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* April 30, 2021 12:00 Noon, Mountain Time Virtually at: www.virtualshareholdermeeting.com/DISH2021 *Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com Control # D39486-P52039-Z79377

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D39487-P52039-Z79377 01) Kathleen Q. Abernathy 02) George R. Brokaw 03) James DeFranco 04) Cantey M. Ergen 05) Charles W. Ergen 06) Afshin Mohebbi 07) Tom A. Ortolf 08) Joseph T. Proietti 1. To elect eight directors to our Board of Directors; Nominees: 2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and 3. To amend and restate our 2001 Nonemployee Director Stock Option Plan. NOTE: To consider and act upon any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting. For For For